UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TELEWEST GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)
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Filed by Telewest Global, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

This filing consists of certain communications made in connection with the announcement of an Agreement and Plan of Merger among Telwest Global, Inc., NTL Incorporated and Merger Sub Inc., dated as of October 2, 2005.

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Creating Cable History

Jim Mooney and Cob Stenham

[LOGO]	Together. Stronger.

Forward-Looking Statements

Certain statements in this document regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995.  When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent Form 10-K, 10-Q and 8-K reports.

CABLE GIANTS MERGE TO TAKE ON SKY

NTL to Buy Telewest Global Creating a Telecom Triple Play

Cables to connect at last

Focus on next steps

•                    The challenge

•                  To completion and beyond

•                  The best of both

•                  Collaboration

•                  A successful integration

•                  Our people

•                  Our approach is clear

•                  Rigorous process

•                  Retain talent

•                  Opportunities in an a larger company

Agenda

•                  A strong story

•                  What happens next

•                  Taking our people with us

•                  Q&A

•                  Drinks & canapes

Telewest Evolution

Restructure Balance Sheet	Restructure Operations & Improve Efficiencies	Drive Customer Value

• £3.8bn debt for equity restructuring • £1.8bn bank refinancing • Reduced interest expense significantly • Reduced leverage significantly • Reduced Capex from £677m to £225m

•     Billing systems: 3 to 2

•     2,000 headcount reduction

•     Significantly reduced fault rates

•     90% digital TV customers

•     Re-organisation and refocus of Business Division

•     EBITDA margins increased from 28% to 40%

•     Tighter approach to credit control

•     Marketing focus on triples

•     Churn from 1.5% to as low as 1%

•     33% triple play, and growing

•     40% triples at point of sale

•     Maintained ARPU at c£45

•     Flextech Ad revenues up 14% pa

•     Enhance product offerings

•     VOD

•     10 MB BB

•     Ethernet

•     PC Guard

ntl Evolution

Restructure Balance Sheet & Corporate Portfolio	Restructure Operations & Improve Efficiencies	Drive Customer Value	Leverage Scale	Next Steps

• Rights offering and refinancing • Sale of Broadcast and Ireland • Interest expense halved • Leverage more than halved • Debt maturity extended by 5 years	• Call centres: 13 to 3 • Billing systems: 12 to 3 • 3,000 headcount reduction • Single national structure • OCF(1) margins improved from 28% to 34%(2)	• Marketing focus on triples • 25% triple play, and growing • 15% triples at point of sale, and growing • Enhance product offerings • VOD • 10 MB BB • Ethernet	• Focus on cable • Telewest acquisition • ≈5m customers and ≈ 10m RGUs • Leading triple play service provider in UK	• PVR • HDTV • VoIP • Mobility • Off-net • Content

(1)   Defined as operating income before depreciation, amortization and other charges.

(2)   From Q1 2003 to Q2 2005.

Illustrative comparative data (1)  - ntl

Net Customer Adds (000) (on-net)

[CHART]

Closing RGUs (000) (on-net)

[CHART]

OCF (£m) (3)

[CHART]

Operating Cash Flow (£m) (4)

[CHART]

•                                          Footnotes for ntl & Telewest comparative data

•                  (1) Illustrative comparative data compiled from publicly available information. The two companies did not necessarily use the same terminology or methodology in preparing this data.

•                  (2) LTM represents the twelve months ended June 30, 2005

•                  (3) ntl uses Operating income before depreciation, amortization and other charges (OCF) and Telewest uses Adjusted EBITDA. These terms are non-US GAAP measures and may not be calculated in the same manner.  No adjustments have been made for accounting policy differences or for inter-company transactions. Fresh start accounting applied on exit from financial restructuring by ntl in Jan 03 and Telewest in July 04.

•                  (4) OCF less Fixed Asset Additions.

Net Customer Adds (000) (on-net)

[CHART]

Closing RGUs (000) (on-net)

[CHART]

OCF (£m) (3)

[CHART]

Operating Cash Flow (£m) (4)

[CHART]

•              Footnotes for ntl & Telewest comparative data

•                  (1) Illustrative comparative data compiled from publicly available information. The two companies did not necessarily use the same terminology or methodology in preparing this data.

•                  (2) LTM represents the twelve months ended June 30, 2005

•                  (3) ntl uses Operating income before depreciation, amortization and other charges (OCF) and Telewest uses Adjusted EBITDA. These terms are non-US GAAP measures and may not be calculated in the same manner. No adjustments have been made for accounting policy differences or for inter-company transactions. Fresh start accounting applied on exit from financial restructuring by ntl in Jan 03 and Telewest in July 04.

•                  (4) OCF less Fixed Asset Additions.

Illustrative comparative data (1) - Telewest

Net Customer Adds (000) (on-net)

[CHART]

Closing RGUs (000) (on-net)

[CHART]

Adjusted EBITDA (£m) (3)

[CHART]

Operating Cash Flow (£m) (4)

[CHART]

•                                          Footnotes for ntl & Telewest comparative data

•                  (1) Illustrative comparative data compiled from publicly available information. The two companies did not necessarily use the same terminology or methodology in preparing this data.

•                  (2) LTM represents the twelve months ended June 30, 2005

•                  (3) ntl uses Operating income before depreciation, amortization and other charges (OCF) and Telewest uses Adjusted EBITDA. These terms are non-US GAAP measures and may not be calculated in the same manner. No adjustments have been made for accounting policy differences or for inter-company transactions. Fresh start accounting applied on exit from financial restructuring by ntl in Jan 03 and Telewest in July 04.

•                  (4) Adjusted EBITDA less Fixed Asset Additions.

•                  (5) Telewest LTM includes £20m from VAT recovery and rates rebate in Q205. Sit-up consolidated from May 13, 2005

Stock Price Performance

Relative Stock Performance

[CHART]

Absolute Stock Performance

[CHART]

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of ntl’s filings may be obtained by directing a request to ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

Taking our people with us

Neil Berkett

Forward-Looking Statements

Certain statements in this document regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995.  When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent Form 10-K, 10-Q and 8-K reports.

Why mergers fail

[CHART]

Source: The Art of M&A Integration, industry literature, Roffey Park Management Institute, McKinsey (quoted by Robin Andrews & Desiree Sylvester at IABC 2005)

[Notes from previous slide]

We’ve just heard a lot about the ‘things’ that have to happen to bring these two organisations together.

From the outside in, strikes me that both organisations are extremely good at rising to the occasion & delivering – rolling their sleeves up & just getting on it.  You’re certainly not unnerved at the sight of those huge projects like integrating the network, bringing together systems, maybe rationalising the property portfolio.

What I want to focus on is the PEOPLE side of the equation.  You probably all know about these sort of statistics that say 60% of M&A actually destroy value in organisations.  And the reason mergers fail is partly because of process/business issues – bad management, basically - but it’s also about 50% due to people issues.

Somebody said to me that these sorts of stats are worthless – it’s common sense that you need to look after the people issues in this sort of process. But whilst we all might know it’s common sense, the question is, do we actually give it the attention it deserves?  Or do we focus on what we may see as the ‘more difficult’ issues such as systems and network integration, and almost by default, not focus quite so much on what we might see as the ‘easier’ people piece – particularly when you’ve been through such large scale change before.

There was a lot of energy put into making the announcement last week and making sure colleagues and associates were clear about what it meant.  But really as far as our people were concerned, that WAS almost the easy part.  And now the challenge begins.

NTL and Telewest’s
long engagement

NTL & TELEWEST
FINALLY TIE THE KNOT

What next for the
newlyweds?

A marriage made in heaven …?

[GRAPHIC]

Seven features of great companies

•                  Structure drives strategy

•                  Sense of urgency

•                  Culture of excellence

•                  Really big goals

•                  Disciplined about decision-making

•                  Clear ownership and accountability

•                  Superior execution

Our guiding principles

•                  fact based decision making

•                  cultural issues a high priority

•                  keep our focus on the customer

•                  maintain high standards in day to day operations

•                  regular communication

•                  decide senior management team early to provide clarity

Making people issues a priority

[GRAPHIC]

Three common characteristics of great leaders

[CHART]

Staying focused on our customers, maintaining operational standards

[LOGO]	[LOGO]

Communication

•                  A lot of questions we can’t answer

•                  Legal restrictions on what we can say

•                  People must get the facts from us

•                  Clear sources of information

•                  Regular updates

•                  You know your people best

Leadership Appointments

•                  Selection of Senior Leadership before closing

•                  Objective process using external specialists

•                  Competency-based

•                  Equitable and fair

•                  Open and transparent

•                  Strict governance

Long Term Incentive Plan (LTIP)

•                  Annual grant of options based on 50% of base salary (on target)

•                  Vesting over five years

•                  No performance conditions

•                  Annual grant of restricted stock based on 50% of base salary (on target)

•                  Three year vesting

•                  Performance conditions

Our guiding principles

•                  cultural issues a high priority

•                  keep our focus on the customer

•                  maintain high standards in day to day operations

•                  regular communication

•                  decide senior management team early to provide clarity

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Head Albert Einstein		Hands Vincent Van Gogh

[GRAPHIC]		[GRAPHIC]
Bum Jennifer Lopez		Chest Superman

[GRAPHIC]		[GRAPHIC]
Feet David Beckham		Legs Kelly Holmes

Taking our people with us

Neil Berkett

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov .  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of ntl’s filings may be obtained by directing a request to ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

Integration…what happens next…

Shai Weiss / Neil Smith

Objectives

Leverage increased scale to accelerate growth

Realise synergies against a demanding set of targets

Establish the organisation, processes and systems to create a leading communications and entertainment company

Integration

•                  Organisational structure

•                  Key processes

•                  Infrastructure and systems

•                  Culture

•                  Synergies

•                  BAU

Timeline

Pre-
Collaborative	Collaborative	Implementation
April - Sept	3-4 months	6-18 months

• Plan	• Validate	• Day One

• Estimate	• Prioritise	• Execute

• Set-up	• Baseline plans	• Control

	• Resource	• Correct

Structure

Board Committee

Jim Mooney		Simon Duffy	Cob Stenham

Steering Group				Merger Office

Simon Duffy	Neil Smith		Neil Smith	Shai Weiss
Neil Berkett	Carolyn Walker
Jacques Kerrest	Howard Watson
Mike Riddle	Shai Weiss

Workstreams				Support Functions

Consumer	Networks	Customer		Internal Communications

Business	IT	Central Support		People
Culture
Brand	OD	HR
Financial Planning
Day One	Purchasing
Legal

Involvement

People

Steering Group	10

Merger Office	5

Workstream Leaders	15-30

Workstream Core Teams	c. 50

Project Support	Broad

Classification

	+	Synergy

Net Financial Benefit	0		Strategic

	-	Operational

Time (3 years)

Operational

Reporting

Single ERP system

HR policies

Compliance

Synergy

Interconnect

Programming

Installs

Contact Centres

Purchasing

Strategic

Culture

Brand

Portfolio Management

Single Billing Platform

Optimal Processes

Projects

Workstream	Number

Consumer	17

Business	4

Customer	16

IT	14

Networks	8

Central Support	23

Purchasing	5

Total	87

Financial Highlights

	LTM
£m	Combined(1), (2), (3)	Value

OCF(4) – Fixed Asset Additions	705	c. 250

Implementation Costs	—	c. 250

Notes:

(1)          Sit-up results consolidated from 13th May onwards

(2)          As per financials restated for sale of Ireland and Broadcast, for last 12 months ending 30th June 2005

(3)          Not adjusted for intercompany amounts or other adjustments that will be reflected in pro forma financial statements included in the merger joint proxy statement/prospectus.  Not adjusted for potential accounting policy differences between ntl and Telewest

(4)          Operating income before depreciation, amortisation and other charges (OCF)

Synergy Prioritisation

[CHART]

Sequencing

Enabling Projects	Dependent projects

Organisation Design

Brand
Portfolio Management
Network Integration

Billing System Upgrade

Implementation Phases

Day One

BAU	================================>

Collaborative	====>

Operational necessities	========>

“Quick win” synergies	===============>

Synergies	======================>

Long-term operating and strategic projects	================================>

Collaboration

Communication	Blueprint	Implementation
and Review	Development	Planning
5 weeks	5-7 weeks	5-7 weeks

• Review	• Organisation design	• Implementation plans
• Validate	• Prioritise	• Day One projects
• Refine	• Sequence	• Day One communication

30 Days

•                  Kick-off

•                  Sponsors and leaders identified

•                  Teams fully briefed

•                  Joint workstreams underway

•                  Work to date reviewed

Next Steps

•                  Workstream sponsors and leaders identified and briefed – this week

•                  Workstream team members appointed – next week

•                  Initial workstream briefings – next week

•                  Commence reviews of work to date – immediately thereafter

•                  End of review period (first major milestone) – week commencing November 14th

•                  Competition Law and Merger Regulation

•                  Until closing, competition law and merger regulation continue to apply to all discussions between the two companies

•                  Avoid De-Facto Merger

•                  We can prepare for closing but we cannot behave in a fashion that implies a de-facto merger; the companies are still independent

•                  Avoid Pricing Collusion

•                  Maintain confidential pricing information for customers and suppliers

•                  Avoid Breach of Confidentiality

•                  Confidentiality clauses should be respected

•                  Avoid Penalties

•                  Fines and criminal offences can still apply notwithstanding the signing of the merger agreement

•                  Questions should be directed to Stephen Cook, Bryan Hall or Keith Monserrat (or their teams)

Together. Stronger.